                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [_]

    Check the appropriate box:

    [_]  Preliminary Proxy Statement
    [_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [_]  Definitive Proxy Statement
    [X]  Definitive Additional Materials
    [_]  Soliciting Material Under Rule 14a-12

                    SHELTER PROPERTIES I LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

          [_]  No fee required.
          [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         Limited Partnership Units
-------------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         15,000
-------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         $14,390,000 is the purchase price for the property to be sold

-------------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         $14,390,000
-------------------------------------------------------------------------------

    (5)  Total fee paid:

         $2,878
-------------------------------------------------------------------------------

      [X]  Fee paid previously with preliminary materials:
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
           (1) Amount Previously Paid:
       -------------------------------------------------------------------------

           (2) Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------

           (3) Filing Party:
       -------------------------------------------------------------------------

           (4) Date Filed:
       -------------------------------------------------------------------------

                    SHELTER PROPERTIES I LIMITED PARTNERSHIP
                           c/o The Altman Group, Inc.
                           1200 Wall Street, 3rd Floor
                               Lyndhurst, NJ 07071
                                 (800) 217-9608


                                                               February 13, 2006

Dear Limited Partner:

         On January 23, 2006 we mailed you a Consent Solicitation Statement
(the "Solicitation Statement") and a form of Consent of Limited Partner (the "Consent Form") relating to proposed amendments (the "Amendments") to the Amended and Restated Certificate and Agreement of Limited Partnership of Shelter Properties I Limited Partnership, a South Carolina limited partnership, and the Agreement of Limited Partnership of Windsor Hills I, L.P., a Delaware limited partnership, to permit the sale of Windsor Hills to SH Partners, L.P., an entity in which an affiliate of ours owns a 33.33% interest and acts as general partner (the "Sale").

         Because an affiliate of ours owns an interest in SH Partners, we are seeking consents from limited partners who hold a majority of the outstanding limited partnership units held by limited partners other than us and our affiliates ("Unaffiliated Units"). To do this, we need consents from holders of at least 1488.55 Unaffiliated Units. As of February 10, 2006, holders of 629 Unaffiliated Units have consented, holders of 67 Unaffiliated Units have withheld consent, and holders of 32 Unaffiliated Units have abstained. In order to approve the Amendments, we need consents from holders of an additional 859.55 Unaffiliated Units.

         IN ORDER TO GIVE LIMITED PARTNERS MORE TIME TO RESPOND, WE HAVE EXTENDED THE EXPIRATION DATE FOR THE CONSENT SOLICITATION FROM FEBRUARY 13, 2006 TO FEBRUARY 27, 2006.

         Your participation is very important. Please review the Solicitation Statement and complete, sign and return the enclosed Consent Form in accordance with the instructions in the Solicitation Statement by 5:00 p.m., New York City time, on February 27, 2006. If you have already returned your Consent Form, you need not do anything at this time.

         If you have any questions or require any assistance in completing and returning the Consent Form, please contact our Solicitation Agent. The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; by overnight courier service at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; by fax at (201) 460-0050; or by telephone at (800) 217-9608.



                                                     Sincerely,

                                                     Shelter Realty Corporation,
                                                     Corporate General Partner

                    SHELTER PROPERTIES I LIMITED PARTNERSHIP
                           CONSENT OF LIMITED PARTNER

     This consent is solicited by Shelter Realty Corporation, a South Carolina corporation and the corporate general partner (the "Corporate General Partner") of Shelter Properties I Limited Partnership, a South Carolina limited partnership (the "Partnership")). AS A RESULT OF ITS AFFILIATION WITH SH PARTNERS, L.P., THE CORPORATE GENERAL PARTNER MAKES NO RECOMMENDATION WITH RESPECT TO THE PROPOSAL. IF NO ELECTION IS SPECIFIED WITH RESPECT TO PROPOSAL, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSAL.

     The undersigned limited partner of the Partnership, acting with respect to all limited partnership units held of record by the undersigned on January 19, 2006, hereby consents, withholds consent or abstains, with respect to the proposal specified below and more fully described in the Consent Solicitation Statement dated January 23, 2006 (the Solicitation Statement"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Solicitation Statement.

PROPOSAL:      Approval of Amendments to the Partnership Agreement and the
               Subsidiary Partnership Agreement to permit the Sale of Windsor
               Hills Apartments to SH Partners, L.P., an entity in which an affiliate of the General Partners owns a 33.33% interest and acts as general partner.

         [ ]  Consent      [ ]  Withhold Consent      [ ]  Abstain

     The undersigned hereby constitutes and appoints the Corporate General Partner of the Partnership as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions necessary to implement the actions set forth above. The Corporate General Partner, in its discretion, may authorize a reduction of the purchase price for the Property by up to 10% and authorize any other amendments to the Purchase and Sale Agreement which, in its opinion, are necessary, appropriate or desirable in connection with the Sale, and that do not materially and adversely affect the Partnership.

 Date:
       --------------             ----------------------------------------------
                                  Type or Print Name of Individual or Entity

                                  By:
                                           Signature





                                  Type or Print Name of Person Signing


                                  Capacity




                                  Tax Identification or Social Security Number


                                  ----------------------------------------------
                                  Telephone Number

     Please sign exactly as you hold your interest in the Partnership. When signing as an attorney-in-fact, executors, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.

     A fully completed, signed and dated consent form should be sent by hand, by mail or by overnight courier to The Altman Group, Inc., 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071 or by fax at (201) 460-0050. The consent solicitation will expire, and all consent forms must be received by 5:00 p.m., New York City time, on February 27, 2006, unless extended.